EXHIBIT A

                            INDEX SERIES OF THE FUND

NAME OF FUND                                                                EFFECTIVE DATE
------------                                                              ------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                       October 12, 2010

First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                 October 12, 2010

First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                       October 12, 2010

First Trust NASDAQ-100-Technology Sector Index(SM) Fund                    October 12, 2010

First Trust US IPO Index Fund                                              October 12, 2010

First Trust NYSE Arca Biotechnology Index Fund                             October 12, 2010

First Trust Capital Strength ETF                                           October 12, 2010

First Trust Dow Jones Internet Index(SM) Fund                              October 12, 2010

First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                 October 12, 2010

First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                October 12, 2010

First Trust Total US Market AlphaDEX ETF                                   October 12, 2010
     (fka First Trust Value Line(R) Equity Allocation Index Fund)

First Trust Value Line(R) Dividend Fund                                    October 12, 2010

First Trust S&P REIT Index Fund                                            October 12, 2010

First Trust ISE-Revere Natural Gas Index Fund                              October 12, 2010

First Trust ISE Water Index Fund                                           October 12, 2010

First Trust ISE Chindia Index Fund                                         October 12, 2010

First Trust Value Line(R) 100 Exchange-Traded Fund                         October 12, 2010

First Trust NASDAQ(R) ABA Community Bank Index Fund                        October 12, 2010

First Trust CBOE S&P 500 VIX Tail Hedge Fund                                August 1, 2012

First Trust Dow 30 Equal Weight ETF                                         July 20, 2017
